UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed by Hyatt Hotels Corporation (“Hyatt” or the “Company”), on June 29, 2025, HI Holdings Playa B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands and an indirect wholly owned subsidiary of Hyatt (“HI Holdings”), and Hyatt Corporation entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Turquoise Topco Limited (“Original Buyer”), a joint venture between an affiliate of KSL Capital Partners, LLC and Rodina, which provides for the sale of Playa Resorts Holding B.V. which, following certain internal restructurings, would indirectly hold all of the subsidiaries of Playa that own hotels and real property in exchange for an all-cash purchase price of $2.0 billion, subject to customary adjustments (the “Asset Sale Transaction”). Original Buyer subsequently assigned the Share Purchase Agreement and its rights thereunder to TRQ TORTUGA B.V., a Dutch private limited liability company (“Buyer”).

On December 30, 2025, the Asset Sale Transaction closed for an all-cash purchase price of $1,977.5 billion. Buyer financed the acquisition with equity financing from an affiliate of KSL Capital Partners, LLC and Rodina, committed debt financing from third party sources, and a $200 million preferred equity investment provided by Hyatt. In addition, Hyatt can achieve up to an additional $143 million earnout if certain operating thresholds are achieved.

The Asset Sale Transaction originally involved 15 all-inclusive properties located across Mexico, the Dominican Republic and Jamaica. As previously disclosed, Hyatt sold one property to a separate third-party buyer on September 18, 2025, for $22.5 million. Between the completion of this earlier sale and the Asset Sale Transaction, Hyatt has sold the entire Playa real estate portfolio for a total of $2.0 billion. Concurrent with the closing of the Asset Sale Transaction, affiliates of Hyatt and Buyer have entered into various commercial arrangements with respect to 13 of the 14 properties in the portfolio, including 50-year hotel management agreements for Hyatt affiliates to manage such hotels, with terms consistent with Hyatt’s existing all-inclusive management agreements. The remaining property is subject to a separate contractual arrangement.

Item 7.01.	Regulation FD Disclosure.

On December 30, 2025, Hyatt issued a press release announcing the closing the Asset Sale Transaction, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

2025 Full Year Outlook Update due to Hurricane Melissa

As a result of the damage related to Hurricane Melissa, which struck the island of Jamaica in October 2025, the Company is updating 2025 full year outlook for Playa and Hyatt Hotels Corporation as originally communicated in the Company’s Current Report on Form 8-K filed on November 6, 2025. As a result of the hurricane, the full year 2025 Adjusted EBITDA outlook for Playa is decreased by $10 million at the mid-point of the outlook range. Excluding Playa, full year 2025 Adjusted EBITDA for Hyatt Hotels Corporation is expected to be at the low end of the $1,090 million to $1,110 million outlook range provided in the Company’s Current Report on Form 8-K filed on November 6, 2025, due primarily to weaker Distribution segment performance from cancellations in Jamaica. For a reconciliation of consolidated net income attributable to Hyatt Hotels Corporation to Adjusted EBITDA, please refer to the Company’s Current Report on Form 8-K filed on November 6, 2025.

(in millions)	Year Ended December 31, 2025
	Outlook Range (a)
	Playa
	Low	High
REVENUES:
Gross fees (b)	$(5)	$(5)
Owned and leased	$355	$370
Distribution	$—	$—

EXPENSES:
Adjusted G&A Expenses	$6	$7
Owned and leased (c)	$278	$287
Distribution	$1	$1

(a) Reflects period of ownership of acquired Playa properties from June 17, 2025 through December 30, 2025.

(b) Gross fees are adjusted to remove $9 million of intercompany franchise fee revenues earned for acquired Playa properties which are eliminated in consolidation.

(c) Excludes stock-based compensation expense as amounts are not included in Adjusted EBITDA.

The Company’s 2025 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The Company’s unaudited pro forma condensed combined income statement for the nine months ended September 30, 2025 and the year ended December 31, 2024 and the unaudited pro forma condensed combined balance sheet as of September 30, 2025, each with related notes thereto, are attached as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

99.1	Hyatt Hotels Corporation Press Release, dated December 30, 2025
99.2	Unaudited pro forma condensed combined income statement for the nine months ended September 30, 2025 and the year ended December 31, 2024 of the Company and unaudited pro forma condensed combined balance sheet as of September 30, 2025 of the Company (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the Securities and Exchange Commission on November 17, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements,” which statements are not historical facts, relating to the Company, Playa and the proposed Asset Sale Transaction. These statements include, but are not limited to, expected outcomes of the Asset Sale Transaction, and updates to 2025 full year outlook expectations, and involve known and unknown risks that are difficult to predict. Words such as “anticipate,” “believe,” “estimate,” “expect,” “seek,” “likely,” “forecast,” “estimate,” “continue,” “intend,” “may,” “could,” “plan,” “project,” “predict,” “should,” “would,” “will” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify such forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions available to us as of the date the statements are made, which are inherently uncertain. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to various known and unknown risks and uncertainties. Factors that may cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to, risks discussed in our filings with the SEC, including our most recently filed annual report on Form 10-K and subsequent quarterly reports filed on Form 10-Q, which filings are incorporated herein by reference and available from the SEC’s website at www.sec.gov, and in other documents that we may file with or furnish to the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements or otherwise, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: December 30, 2025	By:	/s/ Joan Bottarini
		Name:	Joan Bottarini
		Title:	Executive Vice President, Chief Financial Officer